UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 4, 2023 (November 9, 2023)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 St. Paul St., Suite 201, Kelowna, BC Canada	V1Y 9N2
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 255-4337

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On or about November 9, 2023 the Registrant’s wholly owned subsidiary Allied Colombia S.A.S. entered into a Term Sheet (“Term Sheet”) for Contract Manufacturing Services with a EU-GMP certified partner in Portugal that will enable Allied to be able to offer Colombia produced flower with the EU-GMP (good manufacturing practices) approved certifications. As this partner is located in Portugal this flower will be positioned to be offered in European countries, as well as Australia.

The foregoing description is qualified by the actual terms of the Term Sheet attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are included herein:

Exhibit No.	Description

10.1	Term Sheet for Contract Manufacturing Services dated October 27, 2023 between Blossom Genetics Unipessoal Lda, Allied Corp. and and Allied Colombia S.A.S.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp. (Registrant)

Dated: December 4, 2023	By:	/s/ Calum Hughes
Chief Executive Officer

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